FAIR VALUE MEASUREMENTS - The Group's financial assets and liabilities measured at fair value on a recurring basis (Details) - Fair Value, Measurements, Recurring [Member] - USD ($) $ in Thousands	Dec. 31, 2021	Dec. 31, 2020
Marketable securities	$ 89,976	$ 55,344
Financial assets related to foreign currency derivative hedging contracts	812	1,489
Total financial net assets	(90,788)	(56,833)
Fair Value, Inputs, Level 2 [Member]
Marketable securities	89,976	55,344
Financial assets related to foreign currency derivative hedging contracts	812	1,489
Total financial net assets	$ (90,788)	$ (56,833)